UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2006 (March 23, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)

33 Maiden Lane New York, NY		10038 (Zip Code)
(Address of principal executive office)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2006, MortgageIT Holdings, Inc. announced that MortgageIT, Inc., its wholly owned residential mortgage banking subsidiary, issued and sold through a trust subsidiary in a private placement, $50 million of trust preferred securities ("TPS"), to a collateralized debt obligation pool vehicle, under Rule 144A of the Securities Act of 1933, as amended, in a transaction not otherwise registered thereunder. The floating rate TPS bear a variable interest rate of 360 basis points above 3-month LIBOR, paid quarterly, will mature in 2036 and are redeemable at par after five years. The foregoing description of the TPS is qualified in its entirety by reference to the documents attached hereto as Exhibits 10.1, 10.2 and 10.3, which documents are incorporated herein by reference. The press release announcing the issuance of the TPS is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description contained in the Item 1.01 above, which is incorporated herein by reference.

* * * *

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Placement Agreement, dated as of March 23, 2006, by and among MortgageIT, Inc., MortgageIT Holdings, Inc., MortgageIT Capital Trust III, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

10.2	Indenture, dated as of March 24, 2006, by and among MortgageIT, Inc., as issuer, MortgageIT Holdings, Inc., as guarantor, and Wilmington Trust Company, as trustee

10.3	Amended and Restated Declaration of Trust, dated as of March 24, 2006, by and among Wilmington Trust Company, as Delaware trustee and institutional trustee, MortgageIT, Inc., as sponsor, and Donald Epstein, Andy Occhino and Glenn J. Mouridy, as administrators

99.1	Press Release, dated March 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ Andy Occhino Andy Occhino Secretary

Date: March 28, 2006

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated March 28, 2006 (March 23, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Placement Agreement, dated as of March 23, 2006, by and among MortgageIT, Inc., MortgageIT Holdings, Inc., MortgageIT Capital Trust III, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.
10.2	Indenture, dated as of March 24, 2006, by and among MortgageIT, Inc., as issuer, MortgageIT Holdings, Inc., as guarantor, and Wilmington Trust Company, as trustee
10.3	Amended and Restated Declaration of Trust, dated as of March 24, 2006, by and among Wilmington Trust Company, as Delaware trustee and institutional trustee, MortgageIT, Inc., as sponsor, and Donald Epstein, Andy Occhino and Glenn J. Mouridy, as administrators
99.1	Press Release, dated March 27, 2006